BLACKROCK SERIES, INC.
BlackRock International Fund
(the “Fund”)

Supplement dated May 16, 2011
to the Prospectus and Statement of Additional Information, dated February 28, 2011, as amended

Class R Shares of the Fund are currently closed to all purchases. Class R Shares of the Fund will be available for purchase by eligible investors upon the closing of a proposed reorganization transaction (the “Reorganization”) between the Fund and BlackRock International Value Fund (the “Target Fund”), a series of BlackRock International Value Trust. The closing of the Reorganization, which is expected to occur following the close of business on July 15, 2011, is contingent upon approval by the shareholders of the Target Fund.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-INTL-0511SUPR